                                                                 EXHIBIT 23.4

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Search Financial Services Inc.
(F/K/A Search Capital Group, Inc.)
Dallas, Texas



We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-8) pertaining to the Search Capital Group, Inc. 1994 Employee Stock Option Plan of our report dated May 23, 1997, relating to the consolidated financial statements of Search Financial Services Inc. (F/K/A Search Capital Group, Inc.) for the year ended March 31, 1997, appearing in the Company's Form S-4 filed June 25, 1997.



                                        /s/ BDO SEIDMAN, LLP

                                        BDO SEIDMAN, LLP



Dallas, Texas
June 25, 1997

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


Search Financial Services Inc.
(F/K/A Search Capital Group, Inc.)
Dallas, Texas


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-3) of our report dated May 23, 1997, relating to the consolidated financial statements of Search Financial Services Inc. (F/K/A Search Capital Group, Inc.) for the year ended March 31, 1997, appearing in the Company's Form S-4 filed June 25, 1997.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                                /s/ BDO SEIDMAN, LLP

                                                BDO SEIDMAN, LLP



Dallas, Texas
June 25, 1997

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Search Financial Services Inc.
(F/K/A Search Capital Group, Inc.)
Dallas, Texas

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated May 23, 1997, relating to the consolidated financial statements of Search Financial Services Inc. (F/K/A Search Capital Group, Inc.) which is contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                                /s/ BDO Seidman, LLP

                                                BDO Seidman, LLP


Dallas, Texas
June 25, 1997

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Search Financial Services, Inc.
(F/K/A Search Capital Group, Inc.)
Dallas, Texas

We hereby consent to the incorporation by reference in the Search Financial Services, Inc. (F/K/A Search Capital Group, Inc.) Prospectus constituting a part of this Registration Statement (Form S-4 filed June 25, 1997), of our report dated May 21, 1996, except for Note 7 which is as of May 24, 1996, relating to the financial statements of Dealers Alliance Credit Corp.



                                        /s/ BDO SEIDMAN, LLP
                                        ----------------------------------
                                        BDO Seidman, LLP

Atlanta, Georgia
June 25, 1997